CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net earnings	$ 218.7	$ 1,358.7
Items that will not be reclassified to profit or loss:
Equity investments at fair value through other comprehensive income ("FVOCI") - net change in fair value (a)	(19.8)	0.3
Items that are or may be reclassified to profit or loss in subsequent periods:
Cash flow hedges - effective portion of changes in fair value (b)	38.2	(27.7)
Cash flow hedges - reclassified out of accumulated other comprehensive income ("AOCI") (c)	(13.5)	24.1
Total other comprehensive income (loss), net of tax	4.9	(3.3)
Total comprehensive income	223.6	1,355.4
Attributable to non-controlling interests	(2.5)	16.3
Attributable to common shareholders	$ 226.1	$ 1,339.1